Oppenheimer Commodity Strategy Total Return Fund

Supplement dated May 2, 2016 to the Supplements dated April 29, 2016 to the

Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the supplements dated April 29, 2016 to the Summary Prospectus, Prospectus and Statement of Additional Information (the “April Supplements”) of the above referenced fund (the “Fund”), and is in addition to any other supplement(s).

1.	The Liquidation Date, as defined in the April Supplements, is changed from on or about June 29, 2016 to on or about July 15, 2016.

2.	The third sentence of the second paragraph of the April Supplements, regarding the date the Fund will no longer accept new investments, is deleted entirely and replaced with:

Effective as of the close of the New York Stock Exchange on April 29, 2016, the Fund no longer accepts new purchases, except that existing shareholders can continue to purchase in the following types of retirement plans: defined contribution plans including 401(k) (including “Single K”), 403(b) custodial plans, pension and profit sharing plans, defined benefit plans (including “Single DB Plus”), SIMPLE IRAs and SEP IRAs. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

May 2, 2016	PS0735.047